                                                                    EXHIBIT 10.1


                           QUALCOMM FINANCIAL TRUST I

                  5 3/4% TRUST CONVERTIBLE PREFERRED SECURITIES
                    (THE "CONVERTIBLE PREFERRED SECURITIES")
                  GUARANTEED BY AND CONVERTIBLE INTO SHARES OF
                      COMMON STOCK OF QUALCOMM INCORPORATED


                          REGISTRATION RIGHTS AGREEMENT


                                FEBRUARY 25, 1997


LEHMAN BROTHERS INC.
BEAR, STEARNS & CO., INC.
ALEX. BROWN & SONS INCORPORATED
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Initial Purchasers
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

                  QUALCOMM Financial Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust") by QUALCOMM Incorporated, a Delaware corporation ("QUALCOMM"), proposes to issue and sell to Lehman Brothers Inc., Bear, Stearns & Co., Inc., Merrill Lynch & Co., Goldman, Sachs & Co., and Alex. Brown & Sons Incorporated (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated February 19, 1997 (the "Purchase Agreement"), among the Initial Purchasers, QUALCOMM and the Trust, 5 3/4% trust convertible preferred securities (liquidation amount $50 per convertible preferred security) (the "Convertible Preferred Securities"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Trust and QUALCOMM agree with you, (i) for the benefit of the Initial Purchasers, and (ii) for the benefit of the holders from time to time of the Convertible Preferred Securities, the 5 3/4% Convertible Subordinated Debentures Due February 24, 2012 (the "Debt Securities"), and the Common Stock, par value $0.0001 per share (the "Common Stock"), of QUALCOMM initially issuable upon conversion of the Convertible Preferred Securities or the Debt Securities (collectively, together with the Guarantee of QUALCOMM of the Convertible Preferred Securities, the "Securities"), including the Initial Purchasers (each of the foregoing a "Holder" and together the "Holders"), as follows:
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1.       DEFINITIONS.

                  Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Memorandum dated February 19, 1997, in respect of the Convertible Preferred Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:


         "Act" or
         "Securities Act"       means the Securities Act of 1933, as amended.

        "Affiliate" of any      means any other person which, directly or
        specified person        indirectly, is in control of, is controlled by,
                                or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms
                                "controlling" and "controlled" have meanings correlative to the foregoing.


         "Commission"           means the Securities and Exchange Commission.


         "DTC"                  means The Depository Trust Company.


         "Effectiveness         has the meaning set forth in Section 2(b)
         Period                 hereof.

         "Exchange Act"         means the Securities Exchange Act of 1934, as
                                amended.


         "Managing              means the investment banker or investment
         Underwriters           bankers and manager or managers that shall
                                administer an underwritten offering, if any, as set forth in Section 6 hereof.


         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.


         "Prospectus"          means the prospectus included in any Shelf
                               Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the
                               Act), as amended or supplemented by any
                               prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.


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         "Registrable Securities:       means all or any portion of the
                                        Securities issued from time to time;
                                        provided, however, that a security
                                        ceases to be a Registrable Security
                                        when it is no longer a Restricted
                                        Security.

         "Restricted Security"          means any Security except any such
                                        Security which (i) has been effectively
                                        registered under the Securities Act and
                                        sold in a manner contemplated by the
                                        Shelf Registration Statement, (ii) has
                                        been transferred in compliance with
                                        Rule 144 under the Securities Act (or
                                        any successor provision thereto) or is
                                        transferable pursuant to paragraph (k)
                                        of such Rule 144 (or any successor
                                        provision thereto), (iii) has been sold
                                        in compliance with Regulation S under
                                        the Securities Act (or any successor
                                        thereto) and does not constitute the
                                        unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, or (iv) has otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of QUALCOMM in accordance with the terms of the Declaration or the Indenture, as the case may be.


         "Shelf Registration            means a "shelf" registration statement
         Statement                      of the Trust and QUALCOMM pursuant to
                                        the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.


         "Shelf Registration"           means a registration effected pursuant
                                        to Section 2 hereof.


         "Underwriter"                  means any underwriter of Registrable
                                        Securities in connection with an
                                        offering thereof under a Shelf
                                        Registration Statement.


2.       SHELF REGISTRATION.

                  (a) The Trust and QUALCOMM shall, within 90 days following the date of initial issuance (the "Issue Date") of the Convertible Preferred Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall each use all reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act as soon as practicable and in no event later than 180 days after the Issue Date;


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provided, however, that no Holder shall be entitled to have the Registrable
Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

                  (b) The Trust and QUALCOMM shall each use all reasonable efforts (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of three years from the latest date of issuance of any Convertible Preferred Securities or such shorter period that will terminate when there are no Registrable Securities outstanding (in either case, such period being called the "Effectiveness Period") and (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder. The Trust and QUALCOMM shall be deemed not to have used all reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if either the Trust or QUALCOMM voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law or the rules of any national securities exchange or other market on which any of the Registrable Securities are then listed or quoted, (ii) upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) below, and such action is taken by the Trust or QUALCOMM in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require QUALCOMM to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of QUALCOMM and its stockholders, and, in the case of clause (i) or (ii) above, the Trust and QUALCOMM thereafter promptly comply with the requirements of paragraph 3(i) below.

                  (c) If (i) on or prior to the date 90 days after the Issue Date a Shelf Registration Statement has not been filed with the Commission or
(ii) on or prior to the date 180 days after the Issue Date such Shelf Registration Statement has not been declared effective (each such event, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debt Securities, and, accordingly, additional distributions will accrue on the Convertible Preferred Securities, from and including the day following such Registration Default until such date as such Registration Degault is cured (i.e., the date the Shelf Registration Statement is filed or declared effective, as the case may be). Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 90 days, whether or not consecutive, in any 12-month period, then the interest rate borne by the Debt Securities and the distribution rate borne by the Convertible Preferred Securities will each increase by an additional one-half of one percent (0.50%) per annum from the 91st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective.


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3.       REGISTRATION PROCEDURES.

                  In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Trust and QUALCOMM shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein, and shall each use all reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose.

                  (b) The Trust and QUALCOMM shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) QUALCOMM shall advise the Initial Purchasers and, in the case of clause (i), the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing: (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                      (2) QUALCOMM shall advise the Initial Purchasers and the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing of: (i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose; (ii) the receipt by the Trust or QUALCOMM of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).


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                  (d) QUALCOMM shall use all reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

                  (e) The Trust and QUALCOMM shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

                  (f) The Trust and QUALCOMM shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Trust and QUALCOMM consents (except upon and during the continuance of any event described in paragraph 3(c)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

                  (g) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Trust and QUALCOMM shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Trust or QUALCOMM be obligated to
(i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                  (h) Unless any Registrable Securities shall be in book-entry only form, the Trust and QUALCOMM shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Trust and QUALCOMM shall prepare as soon as reasonably practical a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of


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
a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Trust or QUALCOMM notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

                  (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and QUALCOMM shall provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debt Securities to Holders, QUALCOMM shall provide a CUSIP number for the Debt Securities and provide the applicable trustee with certificates for such Registrable Securities, in a form eligible for deposit with DTC.

                  (k) The Trust and QUALCOMM shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (l) The Trust and QUALCOMM shall cause the Indenture, the Declaration and the Guarantee to be qualified under the Trust Indenture Act in a timely manner.

                  (m) The Trust and QUALCOMM may require each Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust and QUALCOMM such information regarding the Holder and the distribution of such Registrable Securities as the Trust and QUALCOMM may from time to time reasonably request for inclusion in such Shelf Registration Statement, and QUALCOMM and the Trust may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (n) The Trust and QUALCOMM shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Trust and QUALCOMM do not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                  (o) The Trust and QUALCOMM shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures reasonably acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.


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                  (p) The Trust and QUALCOMM shall (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust and QUALCOMM and its subsidiaries; (ii) cause QUALCOMM's officers, directors and employees and the Regular Trustees to make reasonably available for inspection all relevant information reasonably requested by such Holders or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Trust and QUALCOMM, in good faith, as confidential at the time of delivery of such information shall not be used for any purpose other than the preparation and filing of the Shelf Registration Statement and shall be kept confidential by such Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties; (iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Trust and QUALCOMM (who may be the general counsel of QUALCOMM) and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and the Managing Underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, that nothing has come to the attention of such counsel that causes such counsel to believe that such Shelf Registration Statement or the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, included an untrue statement of a material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain "cold comfort" letters and updates thereof from the independent public accountants of QUALCOMM (and, if necessary, any other independent public accountants of any subsidiary of QUALCOMM or of any business acquired by QUALCOMM for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and
(vi) deliver such other customary documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including


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those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust and QUALCOMM. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                  (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, QUALCOMM shall assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto, shall so require, engaging at the expense of the Holders a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence with respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in
Section 5 hereof and (C) providing such information to such broker-dealer as may be reasonably required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                  (r) The Trust and QUALCOMM shall use all reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.


4.       REGISTRATION EXPENSES.

                  Except as otherwise provided in Section 6, QUALCOMM shall bear all fees and expenses incurred by it and the Trust in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Initial Purchasers and reasonably acceptable to QUALCOMM and the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith, including any underwritten offering pursuant to Section 6.


5.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) In connection with any Shelf Registration Statement, QUALCOMM shall indemnify and hold harmless the Trust, the Initial Purchasers, each Holder, each Underwriter who participates in an offering of Registrable Securities, each of their respective directors, officers, employees, and trustees, and each Person, if any, who controls the Trust, the Initial Purchasers and any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:


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                      (i) from and against any loss, liability, claim, damage
and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that QUALCOMM shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and (ii) against any and all expenses (including reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any Underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, as such expenses are incurred to the extent that any such expense is not paid under subparagraph (i) of this Section 5(a); provided further, that the indemnity provided for in this Section 5(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Trust or QUALCOMM by the Initial Purchasers, such Holder or any Underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus or the Prospectus if the Initial Purchasers, such Holder or such Underwriter failed to send or deliver a copy of the Prospectus (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such Prospectus (or any amendment or supplement thereto) corrected such untrue statement or omission. Any amounts advanced by QUALCOMM to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to QUALCOMM if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by QUALCOMM.

                  (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Trust, QUALCOMM, the Initial Purchasers, each Underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of QUALCOMM who signed the Shelf Registration Statement), employees and trustees and each Person, if any, who controls the Trust, QUALCOMM, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue


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
statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to QUALCOMM by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of gross proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any claim or any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified party or parties defendant in such action, provided that if any such indemnified party reasonably determines that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there shall be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 5(a) or
(b) is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms,

QUALCOMM, the Initial Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by QUALCOMM, the Initial Purchasers and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between QUALCOMM, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of QUALCOMM, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of QUALCOMM, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by QUALCOMM, on the one hand, or by or on behalf of the Initial Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. QUALCOMM, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee and trustee of an Initial Purchaser or Holder, and each Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser or Holder, and each director, officer, employee and trustee of QUALCOMM and the Trust, and each Person, if any, who controls QUALCOMM or the Trust within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as QUALCOMM or the Trust. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.


6.       UNDERWRITTEN OFFERING.

                  The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; provided however, that (i) such investment bankers and managers and underwriting arrangements (including indemnification agreements) must be reasonably satisfactory to QUALCOMM and the Trust and (ii) QUALCOMM and the Trust shall not be obligated to cooperate with the Initial Purchasers or Holders in more than one underwritten offering during the Effectiveness Period. No Holder may participate in the underwritten offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 20% of the outstanding Registrable Securities are included in such underwritten offering. The Holders participating in the underwritten offering shall be responsible for any underwriting discounts and commissions. The Trust and QUALCOMM shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of their counsel, their independent public accountants and any printing and other out-of-pocket expenses incurred by them in connection with such underwritten offering, and in accordance with Section 4 hereof the reasonable fees and disbursements of counsel to the selling securityholders. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, QUALCOMM may delay the filing of any such amendment or supplement for up to 90 days if QUALCOMM in good faith has a valid business reason for such delay.


7.                MISCELLANEOUS.

                  (a) Other Registration Rights.

                  QUALCOMM may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then (except to the extent otherwise required under the terms of any registration rights granted by QUALCOMM prior to the date hereof) only the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

                  (b) Amendments and Waivers.

                  The provision of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust and QUALCOMM have obtained the written consent of the Initial Purchasers. Any such written consent of the Initial Purchasers shall be binding upon each Holder and each subsequent Holder.

                  (c) Notices.

                  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                       (1) if to a Holder, at the most current address given by such Holder to QUALCOMM in accordance with the provisions of this Section 7(c);

                       (2) if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                       (3) if to the Trust or QUALCOMM, initially at its address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers or the Trust and QUALCOMM by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust or QUALCOMM thereto, subsequent Holders of Registrable Securities. The Trust and QUALCOMM hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) Counterparts.

                  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings.

                  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  (g) Governing law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

                  (h) Severability.

                  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  Please confirm that the foregoing correctly sets forth the agreement between QUALCOMM, the Trust and you.

                                   Very truly yours,

                                   QUALCOMM FINANCIAL TRUST I



                                   By:   /s/ Anthony S. Thornley
                                      ------------------------------------------
                                      Name:  Anthony S. Thornley
                                      Title: Regular Trustee


                                   QUALCOMM INCORPORATED


                                   By:   /s/ Anthony S. Thornley
                                      ------------------------------------------
                                      Name:  Anthony S. Thornley
                                      Title: Senior Vice President and Chief
                                             Financial Officer






Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO., INC.
ALEX. BROWN & SONS INCORPORATED
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: LEHMAN BROTHERS INC.


By:              [illegible]
   ----------------------------------------
          Authorized Representative